SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 12a-6(e)(2))

[X]

Definitive Proxy Statement

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Additional Materials

[_]

Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

MILLENNIUM FUNDS, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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Title of each class of securities to which transaction applies:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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{362190:7}

MILLENNIUM FUNDS, INC.

Millennium Growth Fund

Millennium Growth & Income Fund

8869 Brecksville Road

Suite C

Brecksville, Ohio  44141

(800) 535-9169

March 24, 2003

Dear Shareholder of Millennium Growth Fund or

Millennium Growth & Income Fund:

I am writing to you to ask you to vote on a proposed Plan of Liquidation for each of the Millennium Funds.  These actions require the approval of shareholders of record of each Fund on March 14, 2003, at a special shareholder meeting scheduled for May 8, 2003 at the First Floor Large Conference Room, Bank One Center, 600 Superior Avenue, E., Cleveland, Ohio  44114.

Your Board of Directors, which is not affiliated with Millennium Capital Advisors, Inc., has unanimously approved the proposed Plans, and recommends that you vote in favor of them.  This package contains important information about the proposals and the proxy card(s) you will need to vote.

As you know, on November 24, 2002, Robert Dowlett, the founder, Chairman and Portfolio Manager of the Funds tragically died in a plane crash.  Mr. Dowlett devoted his career to the service of investors, and we are deeply saddened by his passing.  The Board believes that most shareholders of the Funds invested on the basis of Mr. Dowlett’s investment style and expertise.  After exploring several different options, the Board concluded that a liquidation and distribution of proceeds to shareholders would be in the best interest of shareholders, since it would allow them to make their own individual investment decisions.

     As the enclosed material explains, you may redeem your shares at any time on or before the scheduled date of the Meeting.  If your current investment is in an IRA, you may liquidate Fund shares held in your IRA and transfer or roll over the proceeds on a tax-free basis to another IRA sponsor. If your investment is in a regular account, you still may make a redemption, but it will be considered a taxable event. If you do nothing, we will liquidate your account and send you a check for the proceeds. The liquidation will be a taxable event for regular accounts and taxable for IRA accounts if not rolled over to another IRA sponsor within 60 days.  If you choose to redeem your shares, please call Mutual Shareholder Services at 1-800-535-9169 or your broker-dealer or other financial intermediary for instructions.

Enclosed with this letter is a detailed Proxy Statement and a question and answer summary.  After you have taken the time to carefully review the material, we ask you to vote promptly by either completing and returning the enclosed proxy card(s) or by calling the special toll free number on the card. Please note that you will receive a separate proxy card for each Millennium Fund account you have.

If you have any questions about the meeting after reading this material.  I invite you to contact our proxy solicitor, D.F. King Co., Inc., at toll free number 1-800-901-0068 regarding this matter.  One of its representatives will be happy to answer any questions you may have.

I am grateful for your past interest in the Millennium Funds.

Sincerely,

Lisa DeAlba,

President and Secretary

{362190:3}

IMPORTANT QUESTIONS AND ANSWERS REGARDING THE PROPOSED PLANS OF LIQUIDATION FOR THE MILLENNIUM FUNDS

Although you should read the full text of the enclosed Proxy Statement, we hope the following information will assist you in understanding the voting procedures and information on each Proposal. After reading this information and the Proxy Statement, please vote promptly. Your prompt vote will help avoid the expense of having to solicit your proxy again.

GENERAL INFORMATION

Why is a Plan of Liquidation for each Fund being recommended?

On November 24, 2002, Robert Dowlett, the founder, Chairman and Portfolio Manager of the Funds tragically died in a plane crash.  The Board believes that most shareholders of the Funds invested primarily on the basis of Mr. Dowlett’s investment style and expertise.  The Directors believe investors would prefer to make their individual choices of an alternative investment, which is facilitated by a liquidation of the Fund. Other options would have resulted in the Funds having a new advisor.

Who is asking for my vote?

The Board of Directors is soliciting your vote. Your Board of Directors, which is independent of Millennium Capital Advisors, Inc., unanimously approved the Proposals to approve a Plan of Liquidation for each Fund, and recommends that you vote in favor of these Proposals.

Assuming the proposed Plans of Liquidation are approved, what options do I have with my Millennium Funds investment?  Will I be able to redeem?

You may redeem your Millennium Funds shares at any time through the date of the Meeting.  No redemption fees will be charged by the Funds, although a transaction charge may be imposed on shares you hold through a broker.

Please remember, because you were a shareholder of record on the meeting record date, March 14, 2003, it is still very important for you to vote regardless of whether you remain invested in either of the Funds or redeem prior to the scheduled liquidation.

If you choose to remain in one or both of the Funds, you will receive your portion of the liquidation proceeds by check, along with a confirmation statement, shortly after the liquidation date. Your share of the proceeds will be based upon the number of shares that you own and the final net asset value of the applicable Fund. If you choose to redeem, please call Mutual Shareholder Services at 1-800-535-9169 or your broker-dealer or other financial intermediary for further instructions.

What if I hold my shares in an IRA sponsored by Millennium Funds?

If your shares are held in an IRA sponsored by the Millennium Funds, and you do not transfer or roll over your account to another IRA sponsor prior to the liquidation date, your current IRA custodian, Union Bank of California, will liquidate your account. For tax purposes, the liquidation will be reported as a taxable distribution (and subject to tax if the proceeds are not rolled over to another IRA within 60 days), and mandatory federal income tax withholding will apply. You will be mailed a check for the net proceeds. Union Bank of California will resign as custodian of that portion of your IRA assets invested in the Funds on the date of the Funds’ liquidation.

For forms and further instructions on transferring or rolling over your IRA, please call Mutual Shareholder Services at 1-800-535-9169.

What are the tax consequences of the Plan of Liquidation for me?

The liquidation will be a taxable event to shareholders with taxable accounts. If your account is taxable, you will recognize a gain or loss with respect to the shares liquidated in your account based on the difference between the value of those shares on the liquidation date and the cost basis of those shares. The gain or loss will be characterized as long term or short term depending on whether you held those shares for more or less than one year.

On or before January 31, 2004, you will be mailed Forms 1099-Div and 1099-B reporting the dividend income you earned on your shares through the liquidation date and the gross proceeds of your liquidation. If your shares are held in an IRA, you will be mailed a Form 5498 on or before May 31, 2004, reporting any contributions you invested in the Funds for the year 2003 and, if your proceeds are liquidated or distributed in connection with the Funds’ liquidation, you also will be mailed a Form 1099-R on or before January 31, 2004.

Shareholders are invited to consult with their own tax advisers for advice regarding the tax consequences of the Plans of Liquidation given their particular situation.

How will the Funds be managed until liquidation?

As we previously notified you, each of the Funds is in a “defensive” position with each Fund holding over 90% of its assets in cash and cash equivalents.  The Funds plan to continue this defensive position through the liquidation date.

Will I be able to make additional investments in the Funds?

No.  Both Funds are closed to further investment.

Whom do I call if I have questions after reading these materials?

If you have questions about the meeting or the proposals after reading this material and the proxy statement, please call our proxy solicitor, D.F. King & Co., Inc. at its toll free proxy number, 1-800-901-0068.  In addition, you may receive a call from D.F. King & Co., Inc. reminding you to vote and offering assistance in the voting process.

VOTING PROCEDURES

How many votes am I entitled to cast?

Enclosed with your Proxy Statement is a separate proxy card (or ballot) for each account you have with either of the Millennium Funds.  Each card lists the number of shares held in your account as of the record date, March 14, 2003. You are entitled to one vote for each share you owned on that date.

How do I vote my shares?

You may vote in two easy ways. Please choose the way that is most convenient for you.

By Phone:  You may vote by calling the telephone number listed on your proxy card(s).  You also will need to provide the control number on your proxy card(s).

You do not need to return your proxy card(s) if you vote by phone.

By Mail: You also may vote by completing and signing and mailing the enclosed proxy card(s) in the enclosed postage paid envelope. Please be sure to sign your name exactly as it appears in your account registration as shown on the proxy card(s).  If you are signing as an officer of a company, a trustee or other fiduciary, please indicate your capacity next to your signature.

If you hold your shares through an intermediary, please refer to your proxy card(s) to determine how you are permitted to vote your shares. Be sure to follow the instructions provided on the proxy card(s).

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_______________________

MILLENNIUM FUNDS, INC.

Millennium Growth Fund

Millennium Growth & Income Fund

8869 Brecksville Road

Suite C

Brecksville, Ohio  44141

(800) 535-9169

_______________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

May 8, 2003

To the Shareholders of

Millennium Growth Fund

Millennium Growth & Income Fund

A Special Meeting of the  Shareholders (the "Meeting") of the Millennium Growth Fund  and Millennium Growth & Income Fund (the "Funds") of Millennium Funds, Inc. (the “Company”) will be held at the First Floor Large Conference Room, Bank One Center, 600 Superior Avenue, E., Cleveland, Ohio  44114 on Thursday, May 8, 2003, at 10:00 a.m. local time, for the following purposes:

PROPOSALS

1.

Millennium Growth Fund Shareholders Only.  To consider and adopt a Plan of Liquidation pursuant to which the Millennium Growth Fund will be dissolved following the liquidation of its assets, the satisfaction of its known liabilities and the distribution of remaining proceeds to shareholders; and

2.

Millennium Growth & Income Fund Shareholders Only.  To consider and adopt a Plan of Liquidation pursuant to which the Millennium Growth & Income Fund will be dissolved following the liquidation of its assets, the satisfaction of its known liabilities and the distribution of remaining proceeds to shareholders; and

3.

To transact such other business as may properly come before the meeting.

Shareholders of record as of the close of business on March 14, 2003, are entitled to notice of and to vote at the Meeting.  If you do not sign and return the enclosed proxy card(s) promptly, the Funds may incur the additional expense of subsequent mailings.

By Order of the Board of Directors

Lisa DeAlba

President and Secretary

March 24, 2003

Shareholders are invited to attend the meeting in person. Whether or not you plan to attend in person, all shareholders are urged to vote promptly by completing and returning the enclosed proxy card(s), in the envelope provided. Your vote is important, no matter how large or small your holdings may be.

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MILLENNIUM FUNDS, INC.

Millennium Growth Fund

Millennium Growth & Income Fund

8869 Brecksville Road

Suite C

Brecksville, Ohio  44141

(800) 535-9169

PROXY STATEMENT

Special Meeting of Shareholders

May 8, 2003

INTRODUCTION

This Proxy Statement is furnished to the shareholders of the Millennium Growth Fund and the Millennium Growth & Income Fund (the "Funds") by the Board of Directors of Millennium Funds, Inc. (the “Company”) in solicitation of shareholder votes at a Special Meeting of Shareholders (the "Meeting"). The Meeting is scheduled to be held at the First Floor Large Conference Room, Bank One Center, 600 Superior Avenue, E., Cleveland, Ohio  44114 on Thursday, May 8, 2003 at 10:00 a.m., local time. The purpose of the Meeting is to consider and vote on a Plan of Liquidation for each Fund (the "Plans"). The Board of Directors, which is independent of Millennium Capital Advisors, Inc., recommends that you vote in favor of the Plans.

Only the shareholders of record at the close of business on March 14, 2003 (the “Record Date") are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. As of the Record Date there were 536,111 issued and outstanding shares of common stock of the Millennium Growth Fund and 129,014 shares of common stock of the Millennium Growth & Income Fund. Each share issued and outstanding will be entitled to one vote, and each fractional share issued and outstanding will be entitled to a proportionate share of one vote. Shareholders of a particular Fund are entitled to vote only upon the Plan relating to that Fund.  The Notice of Special Meeting, Proxy Statement and the form of Proxy was first mailed to shareholders of record on or about March 24, 2003.

OVERVIEW OF PROPOSALS

Shareholders are being asked to vote on two Proposals.  Proposal 1 relates to the Millennium Growth Fund and may be voted on only by shareholders of that Fund.  Proposal 2 relates to the Millennium Growth & Income Fund and may be voted on only by shareholders of that Fund.

Proposal

Shareholders Entitled to Vote

1.

Approval of a Plan of Liquidation

Millennium Growth Fund

for Millennium Growth Fund

2.

Approval of a Plan of Liquidation

Millennium Growth & Income Fund

for Millennium Growth & Income Fund

SOLICITATION AND VOTING INFORMATION

Quorum.

One-third of the outstanding shares of each Fund on the Record Date, represented in person or by proxy, must be present in person or by proxy for the transaction of business at the Meeting. If a quorum is present at the Meeting, but sufficient votes to approve each Plan are not received, the persons named as Proxies (or their substitutes) may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy.  With respect to each Fund, persons named as proxies will vote those proxies that they are entitled to vote FOR adoption of the Plan in favor of an adjournment, and will vote those proxies required to be voted AGAINST adoption of the Plan against such adjournment. A shareholder vote may be taken on either Plan prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Required Vote.

With respect to each Fund, the affirmative vote of the holders of "a majority of the outstanding shares entitled to vote," either in person or by proxy, at the Meeting, provided a quorum is present, is required for adoption of the Plan relating to such Fund. The Investment Company Act of 1940 defines "a majority of the outstanding shares entitled to vote" for this purpose as the lesser of: (a) more than fifty percent (50%) of all outstanding shares entitled to vote; or (b) at least two-thirds of all shares entitled to vote which are represented in person or by proxy at a meeting at which more than 50% of the outstanding shares are represented either in person or by proxy. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

A proxy may be revoked at any time prior to its use (a) by written notice of its revocation to the Secretary of the Fund at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of your proxy.

Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to the Plans. As a result, they have the same effect as a vote against the plan. "Broker non-votes" are shares held by a broker or nominee for which an executed Proxy is received by the Fund, but which are not voted as to a Plan because instructions have not been received by the broker or nominee from the beneficial owner or person entitled to vote and the broker or nominee does not have discretionary voting power.

Proxy Solicitation.

Solicitation of proxies will be conducted principally by the mailing of this Proxy Statement and the accompanying proxy card. Proxies also may be solicited in person, by telephone, or by facsimile.  Authorizations to execute proxies may be obtained by telephone or electronically. If proxies are executed pursuant to telephonic or electronic authorization, the Funds will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

Expenses in connection with the solicitation of proxies, including any expenses in connection with telephone voting, will be borne by the Funds.  Upon request, the Funds will reimburse brokers, dealers, banks and voting trustees, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of shares which such persons hold of record. Additional solicitation may be performed by officers and employees of Millennium Capital Advisors, without special compensation, or by third party solicitors. The Fund has engaged D.F. King & Co., Inc. to assist in the solicitation of proxies for estimated fees of up to approximately $10,000 plus reasonable out-of-pocket expenses.

PROPOSALS 1 AND 2: ADOPTION OF A PLAN OF LIQUIDATION FOR EACH FUND

At a meeting of the Company’s Board of Directors held on February 10, 2003, the Directors approved a resolution to recommend to the shareholders of each Fund that each Fund be liquidated in accordance with the Plan applicable to that Fund.  Copies of the Plans are attached as Appendix A and Appendix B to this Proxy Statement. All descriptions of the Plans in this Proxy Statement are qualified in their entirety by reference to the terms of the Plans.

If the Plans are adopted by the Funds’ shareholders, the Board of Directors will proceed on behalf of the Funds to implement the provisions of the Plans as expeditiously as they deem practicable and in accordance with Maryland law.  Such actions will include, among other things, payment of all obligations of each Fund, distribution to the shareholders of each Fund’s remaining assets, which will be converted to cash, and termination of the Funds.  Each Fund will pay its pro rata share of all costs of the liquidation, including the costs of preparing, printing and mailing this proxy statement, proxy solicitation and tabulation fees and other costs associated with the Meeting, including legal fees.  Such expenses, in the estimated amount of $50,000, have been accrued as expenses of the Funds, pro rata in proportion to the respective net assets of each Fund.

No federal or state regulatory approvals must be obtained in connection with the Plans.

Background of and Reason for the Plans

On November 24, 2002, Robert Dowlett tragically died in a plane crash.  Mr. Dowlett was the founder, Chairman and Portfolio Manager of the Funds.  Mr. Dowlett also was President of Millennium Capital Advisors.  Following Mr. Dowlett’s death, Millennium Capital Advisors did not have qualified personnel to actively manage the Funds’ assets.  Moreover, the Board believes that most shareholders of the Funds invested primarily on the basis of Mr. Dowlett’s investment style and expertise.

For some time prior to Mr. Dowlett’s death, in response to continuing declines in the stock market, Millennium Capital Advisers had caused each of the Funds to adopt a “defensive position,” with each Fund holding over 90% of its assets in cash or cash equivalents.  The Funds have maintained this defensive position since the date of Mr. Dowlett’s death and will continue to do so through the date of liquidation.

By a letter to shareholders dated November 27, 2003, the Funds informed the shareholders of Mr. Dowlett’s death.  The letter also announced that the Funds would be closed to further investment and that the Board would examine various options relating to the future of the Funds.  Finally, the letter reminded shareholders of the Funds’ defensive position and indicated that these events did not affect the shareholders’ right to redeem their shares.

On November 27, 2002, January 22, 2003 and February 10, 2003, the Board met to consider various options and issues relating to the future of the Funds.  At its February 10, 2003 meeting, the Board of Directors formally considered the liquidation of the Funds. Although other options were discussed, including the possible merger of the Fund with another mutual fund and the possibility of retaining a new investment adviser, liquidation was determined to be the most viable option. A merger of the Funds with other similar mutual funds did not appear feasible due to the small size of the Funds.  For the same reasons, the Board believed it to be unlikely that the Funds could be sold to another mutual fund complex. Finally, the possibility of retaining a new adviser to manage the Fund was believed to be remote because of the small size of the Funds.  Moreover, all of these options would have conflicted with the preference of many shareholders who invested in the Funds primarily because of Mr. Dowlett’s experience and investment style.  Based on these factors, the Board concluded that it would be in the best interest of shareholders to liquidate the Funds and distribute the proceeds to shareholders, thus allowing Fund investors to make their own individual investment decisions.

Plan of Liquidation

If the Plans are approved by shareholders, Millennium Capital Advisors will proceed to sell all of each Fund's portfolio securities and other assets for cash.  Each Fund will apply the cash proceeds to the payment, satisfaction and discharge of all its existing debts and obligations and distribute the remaining proceeds to shareholders in a liquidating distribution.  The liquidating distribution will be made to shareholders pro rata based on net asset value per share.  Thereafter, each Fund will terminate its operations and wind up its affairs and the Company will be dissolved.

If the Plans are approved at the Meeting, the Board expects the liquidating distribution will be mailed to shareholders on the following day.  However, the exact date of the distribution depends on the time required to liquidate the assets and pay the debts and obligations of the Funds.  Thus, while the Funds will be liquidated as expeditiously as is prudent upon shareholder approval of the Plans, there can be no guarantee that the liquidation will in fact be completed on such day.

Shareholders may redeem their shares at net asset value on any business day through and including the date of the Meeting.  Shareholders are directed to the section titled "How to Sell Shares of the Funds" in the Funds’ Prospectus for more information on redemptions.  No redemption fees will be charged by the Funds, although transaction charges may be imposed on shares you hold through a broker.  No shareholder will have any dissenters’ rights or right of appraisal with respect to the liquidation and dissolution of the Funds.

Tax Consequences of the Plans to Shareholders

The following is a summary of the federal income tax consequences to shareholders of implementing the Plans.  Shareholders should consult with their own tax advisers for advice regarding the application of current federal tax law in their particular situations and with respect to state, local, foreign and other tax consequences of the Plans.

Each liquidation will be a taxable transaction to shareholders. Shareholders will recognize a gain or loss with respect to liquidation proceeds they receive, based on the difference between the value of those proceeds and the shareholder's tax basis in the Fund shares surrendered in the liquidation. The gain or loss will be a long-term capital gain or loss if a shareholder has held the Fund shares as a capital asset for more than one year.  Management believes that most shareholders of the Fund will recognize a capital loss because of the fact that the March 14, 2003 net asset value per share of $5.30 for the Millennium Growth Fund and $5.67 for the Millennium Growth & Income Fund is less than the net asset value per share at the time most shareholders invested.

The ability of an investor to deduct capital losses in excess of capital gains is limited.  All capital gains and losses recognized by a shareholder in a year must be totaled, and any capital loss will be deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, up to $3,000 of ordinary income. Non-corporate shareholders may carry forward their net capital loss in future years until the loss is exhausted.  A corporation may not use a capital loss to offset ordinary income, but generally may carry a capital loss back three years and forward for five years.  Currently the maximum federal ordinary income tax rate for an individual is 38.6%, and the maximum long-term capital gains tax rate is 20%.  Short-term capital gains that are not offset against capital losses are taxed at the taxpayer's ordinary income tax rate.

Immediately prior to completion of the liquidation, each Fund will make a final distribution of its net investment income and short-term capital gains, if any, which will be taxable to each shareholder as ordinary income.  Each Fund will also recognize gain or loss on the disposition of its portfolio securities in connection with its liquidation.  However, each Fund has substantial federal income tax capital loss carry forwards, which would be available to offset any gains realized by the Fund on the disposition of portfolio securities. The balance of the Fund's net capital loss carry forwards after disposition of its portfolio securities will not carry over or otherwise be available to offset any capital gains that the Fund shareholders may have in the future.

The consummation of these and the other transactions contemplated by the Plans will be treated as a plan of complete liquidation for tax purposes.

Recommendation of Board of Directors

The Board of Directors recommends that you vote FOR approval of each Plan of Liquidation.

OTHER BUSINESS

The Board of Directors has not been informed and is not aware that any other business will be brought before the Meeting other than the matters set forth in this Proxy Statement. However, it is the intention of the persons acting pursuant to the enclosed proxy card(s) to vote the shares represented by such proxy card(s) in accordance with their best judgment with respect to any other matter that may be properly presented to the Meeting or any adjournment thereof. By signing and returning your proxy card(s), you give the Proxies discretionary voting authority as to any such matter or matters.

SECURITY OWNERSHIP

The following table sets forth information with respect to each shareholder that was known to hold of record or beneficially own 5% or more of the outstanding shares of each Fund as of February 11, 2003.

Name and Address	Number of Shares		Percent of Fund
	Growth Fund	Growth & Income Fund	Growth Fund	Growth & Income Fund
Bear Stearns Securities Corp. Metrotech Center North Brooklyn, NY 11201	111,886	31,905	19%	22%
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	101,387	32,819	17%	22%
National Investor Services Co. 55 Water Street New York, NY 10041	0	8,911	0%	6%

As of February 11, 2003, the current directors and executive officers of the Company beneficially owned shares of each Fund as follows:

Name and Address	Number of Shares		Percent of Fund
	Growth Fund	Growth & Income Fund	Growth Fund	Growth & Income Fund
Ian Hopper, Director	20,887	34,940	3.5%	23.6%
Mark Mortarotti, Director	0	0	0%	0%
Lisa DeAlba, President	17,522	112	3.0%	(1)
Directors and executive officers as a group (3 persons)	38,409	35,052	6.5%	23.7%

(1)

Less than 1%.

ADDITIONAL INFORMATION

Financial Statements

The Funds’ audited financial statements, the related footnotes and the Report thereon of McCurdy & Associates CPA’s, Inc., independent public accountants, contained in the Funds’ Annual Report to Shareholders as of June 30, 2002 and for the fiscal year then ended are hereby incorporated by reference.  In addition, the Funds’ unaudited financial statements contained in the Funds’ Semi-Annual Report to Shareholders dated as of December 31, 2002 and for the six-month period then ended are hereby incorporated by reference.  The Funds’ Annual and Semi-Annual Reports to Shareholders may be obtained as described below under the caption "Reports to Shareholders."

Service Providers

Millennium Capital Advisors, Inc., P.O. Box 620493, Woodside, CA  94062-0493, is the Funds’ investment advisor.  Union Bank of California, 475 Sansom Street, 15th Floor, San Francisco, California is the Funds’ custodian, and Mutual Shareholder Services, 8869 Brecksville Road, Brecksville, Ohio  44141 is the Funds’ transfer and dividend disbursing agent.

McCurdy & Associates CPA’s, Inc., 27955 Clemens Road, Westlake, Ohio  44145, serves as independent accountants and auditors to the Fund. Representatives of McCurdy & Associates will not be present at the Meeting.

Shareholder Meetings

The Funds are not required to hold annual meetings of shareholders. The Funds are not required to hold a shareholder meeting in any year in which the election of directors, approval of an investment advisory agreement or ratification of the selection of independent public accountants is not required to be acted upon.  Meetings of shareholders of the Funds will be held when and as determined to be necessary by the Board of Directors and as required by the Investment Company Act of 1940. However, shareholders of the Funds wishing to submit proposals for inclusion in a proxy statement for any future shareholder meetings should send their written proposals to the Secretary of the Funds, c/o Millennium Capital Advisors, Inc., P.O. Box 620493, Woodside, California  94062-0493.

Reports to Shareholders

The Funds’ Annual Report dated as of June 30, 2002 and Semi-Annual Report dated as of December 31, 2002 have been sent to shareholders of the Funds. Upon written or oral request, the Funds will provide to shareholders, without a charge, a copy of these reports by first class mail or other equally prompt means within one business day of receipt of such request.  All shareholder requests should be directed to Mutual Shareholder Services, 8869 Brecksville Road, Brecksville, Ohio  44141, by telephoning 1-800-535-9169.

The SEC also maintains a website at www.sec.gov that contains documents filed by the Funds.  Shareholders can read and print them by entering the EDGAR database on the SEC's website and following the directions.

By Order of the Board of Directors

Lisa DeAlba

President and Secretary

March 24, 2003

#

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Appendix A

---------------

MILLENNIUM FUNDS, INC.

MILLENNIUM GROWTH FUND

PLAN OF LIQUIDATION

This Plan of Liquidation (“the Plan”) of Millennium Growth Fund (the “Fund”), a series of Millennium Funds, Inc., a Maryland corporation (the “Company”), shall be effective only upon approval of the Plan by the shareholders of the Fund at a Special Meeting of Shareholders.

WHEREAS, the Board of Directors have determined that it would be in the best interests of the Fund and its shareholders to liquidate the Fund and distribute the Fund’s assets to its shareholders;

NOW, THEREFORE, the Board of Directors hereby adopt this Plan of Liquidation for the purpose of liquidating and terminating the Fund:

Article I.

Actions to be Taken by Officers.

(a)

As directed by the Board, the officers of the Fund shall proceed with the business of winding up its affairs.

(b)

The officers of the Fund are hereby authorized to perform such acts, execute and deliver such documents, and do all things which may be necessary or advisable to complete the liquidation and termination of the Fund, including, but not limited to, the following:  (i) fulfill or discharge the contracts of the Fund; (ii) collect the Fund’s assets; (iii) sell the remaining portfolio securities and other assets of the Fund for cash at such prices as the Adviser determines to be reasonable; (iv) discharge or pay the liabilities of the Fund; (v) prosecute, settle or compromise claims of the Fund or to which the Fund is subject; and (vi) file final state and federal tax returns and any amendments thereto.

Article II.

Liquidation Procedures.

(a)

The officers of the Fund shall apply the Fund’s assets to the payment, satisfaction and discharge of all existing debts and obligations of the Fund, and distribute in one or more payments any remaining assets and all dividend income and net capital gain among the shareholders of record of the Fund as of the date of adoption of this Plan, with each shareholder receiving his proportionate share of each payment.

(b)

The officers of the Fund may, if such officers deem it appropriate, establish a reserve to meet any contingent liabilities of the Fund, including the costs of (i) its deregistration as an investment company under the Investment Company Act of 1940, (ii) the termination of legal existence of the Company, and (iii) required tax filings, as well as any claims or actions to which the Fund is or may be subject, and any amount that is placed in such reserve shall be deducted from the net assets distributable to shareholders until the contingent liabilities have been settled or otherwise determined and discharged.

(c)

In the event that the Fund is unable to distribute all of the net assets distributable to shareholders because of the inability to locate shareholders to whom liquidation distributions are payable, the officers of the Fund may create in the name and on behalf of the Fund a liquidation fund with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Fund in such fund for the benefit of the shareholders that cannot be located.  The expenses of any such fund shall be charged against the assets held therein.

Article III.

State and Regulatory Filings.

(a)

The officers of the Fund shall make such filings with the Securities and Exchange Commission as are necessary to deregister the Fund as an investment company.

(b)

The officers of the Fund shall make such filings with the State of Maryland as are necessary to terminate the legal existence of the Company.

(c)

The officers of the Fund shall make such other filings and take such other actions as they may deem necessary or advisable to carry out the purposes of this Plan.

A-#

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Appendix B

---------------

MILLENNIUM FUNDS, INC.

MILLENNIUM GROWTH & INCOME FUND

PLAN OF LIQUIDATION

This Plan of Liquidation (“the Plan”) of Millennium Growth & Income Fund (the “Fund”), a series of Millennium Funds, Inc., a Maryland corporation (the “Company”), shall be effective only upon approval of the Plan by the shareholders of the Fund at a Special Meeting of Shareholders.

WHEREAS, the Board of Directors have determined that it would be in the best interests of the Fund and its shareholders to liquidate the Fund and distribute the Fund’s assets to its shareholders;

NOW, THEREFORE, the Board of Directors hereby adopt this Plan of Liquidation for the purpose of liquidating and terminating the Fund:

Article I.

Actions to be Taken by Officers.

(a)

As directed by the Board, the officers of the Fund shall proceed with the business of winding up its affairs.

(b)

The officers of the Fund are hereby authorized to perform such acts, execute and deliver such documents, and do all things which may be necessary or advisable to complete the liquidation and termination of the Fund, including, but not limited to, the following:  (i) fulfill or discharge the contracts of the Fund; (ii) collect the Fund’s assets; (iii) sell the remaining portfolio securities and other assets of the Fund for cash at such prices as the Adviser determines to be reasonable; (iv) discharge or pay the liabilities of the Fund; (v) prosecute, settle or compromise claims of the Fund or to which the Fund is subject; and (vi) file final state and federal tax returns and any amendments thereto.

Article II.

Liquidation Procedures.

(a)

The officers of the Fund shall apply the Fund’s assets to the payment, satisfaction and discharge of all existing debts and obligations of the Fund, and distribute in one or more payments any remaining assets and all dividend income and net capital gain among the shareholders of record of the Fund as of the date of adoption of this Plan, with each shareholder receiving his proportionate share of each payment, except that the amount payable to the Advisor shall be reduced by the amount of the unamortized deferred organization expense.

(b)

The officers of the Fund may, if such officers deem it appropriate, establish a reserve to meet any contingent liabilities of the Fund, including the costs of (i) its deregistration as an investment company under the Investment Company Act of 1940, (ii) the termination of legal existence of the Company, and (iii) required tax filings, as well as any claims or actions to which the Fund is or may be subject, and any amount that is placed in such reserve shall be deducted from the net assets distributable to shareholders until the contingent liabilities have been settled or otherwise determined and discharged.

(c)

In the event that the Fund is unable to distribute all of the net assets distributable to shareholders because of the inability to locate shareholders to whom liquidation distributions are payable, the officers of the Fund may create in the name and on behalf of the Fund a liquidation fund with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Fund in such fund for the benefit of the shareholders that cannot be located.  The expenses of any such fund shall be charged against the assets held therein.

Article III.

State and Regulatory Filings.

(a)

The officers of the Fund shall make such filings with the Securities and Exchange Commission as are necessary to deregister the Fund as an investment company.

(b)

The officers of the Fund shall make such filings with the State of Maryland as are necessary to terminate the legal existence of the Company.

(c)

The officers of the Fund shall make such other filings and take such other actions as they may deem necessary or advisable to carry out the purposes of this Plan.

B-#

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MILLENNIUM FUNDS, INC.

Millennium Growth Fund

Revocable Proxy for Special Meeting of Shareholders.  This Proxy Is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Gregory Getts and Michael J. Meaney, and each of them, proxy, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of the Millennium Growth Fund to be held at the First Floor Large Conference Room, Bank One Center, 600 Superior Avenue, E., Cleveland, Ohio  44114 on Thursday, May 8, 2003, or at any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

The Proposal affecting your Fund is listed on the reverse side.  Be sure to read the detailed discussion of this Proposal in the Proxy Statement.

Dated: ___________________, 2003

(Please sign exactly as name appears at left. If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

BE SURE TO SIGN YOUR PROXY CARD!

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Shares represented by this proxy will be voted as directed by the Shareholder.

IF NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Please vote by filling in the appropriate box below using blue or black ink or dark pencil. Do not use red ink.

1.

To consider and adopt a Plan of Liquidation pursuant to which the Millennium Growth Fund will be dissolved following the liquidation of its assets, the satisfaction of its known liabilities and the distribution of remaining proceeds to shareholders.

FOR

AGAINST

ABSTAIN

2.

Not applicable.

3.

To transact such other business as may properly come before the meeting.

To vote by telephone, please call toll-free 1-800-578-5378.

{362190:7}

MILLENNIUM FUNDS, INC.

Millennium Growth & Income Fund

Revocable Proxy for Special Meeting of Shareholders.  This Proxy Is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Gregory Getts and Michael J. Meaney, and each of them, proxy, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of the Millennium Growth & Income Fund to be held at the First Floor Large Conference Room, Bank One Center, 600 Superior Avenue, E., Cleveland, Ohio  44114 on Thursday, May 8, 2003, or at any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

The Proposal affecting your Fund is listed on the reverse side.  Be sure to read the detailed discussion of this Proposal in the Proxy Statement.

Dated: ___________________, 2003

(Please sign exactly as name appears at left. If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

BE SURE TO SIGN YOUR PROXY CARD!

{362190:7}

Shares represented by this proxy will be voted as directed by the Shareholder.

IF NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 2.

Please vote by filling in the appropriate box below using blue or black ink or dark pencil. Do not use red ink.

1.

Not applicable.

2.

To consider and adopt a Plan of Liquidation pursuant to which Millennium Growth & Income Fund will be dissolved following the liquidation of its assets, the satisfaction of its known liabilities, and the distribution of remaining proceeds to shareholders.

FOR

AGAINST

ABSTAIN

3.

To transact such other business as may properly come before the meeting.

To vote by telephone, please call toll-free 1-800-578-5378.

{362190:7}